SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported) December 8, 2000
                                                        -----------------

                                AUTONATION, INC.
              ----------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

              DELAWARE                   1-13107               73-1105145
              -----------------------------------------------------------
     (State Or Other Jurisdiction       (Commission           (IRS Employer
         Of Incorporation)               File Number)        Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
          ------------------------------------------------------------
          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                            -------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)

ITEM 5. Other Events.

         On December 8, 2000, the Board of Directors of AutoNation, Inc. (the "Company") amended and restated the Company's By-laws. The Amended and Restated By-laws are attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

3.2     Amended and Restated By-laws of AutoNation, Inc., dated December 8, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AUTONATION, INC.
                                        ------------------
                                          (Registrant)

                                        By  /s/ Jonathan P. Ferrando
                                          ---------------------------------
                                                 Jonathan P. Ferrando
                                                 Senior Vice President,
                                                 General Counsel and Secretary

Dated: December 15, 2000

                                INDEX TO EXHIBITS

Exhibit           Exhibit
Number            Description
------            -----------

3.2               Amended and Restated By-laws of AutoNation, Inc., dated
                  December 8, 2000